PAINEWEBBER GLOBAL INCOME FUND                                   ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------
Comparison of the change of a $10,000 investment in PaineWebber Global Income Fund (Class B) and the Salomon Smith Barney World Government Bond Index from October 31, 1990 through October 31, 2000.

FUND PLOT POINT CALCULATOR

    Plot Points from Finance Worksheet
      PW Global Income Fund (Class B)

      Oct-90                  10,000
      Nov-90                  10,099
      Dec-90                  10,176
      Jan-91                  10,391
      Feb-91                  10,401
      Mar-91                  10,045
      Apr-91                  10,156
      May-91                  10,127
      Jun-91                   9,955
      Jul-91                  10,179
      Aug-91                  10,326
      Sep-91                  10,669
      Oct-91                  10,739
      Nov-91                  10,859
      Dec-91                  11,270
      Jan-92                  11,096
      Feb-92                  11,096
      Mar-92                  11,025
      Apr-92                  11,117
      May-92                  11,366
      Jun-92                  11,501
      Jul-92                  11,599
      Aug-92                  11,651
      Sep-92                  11,461
      Oct-92                  11,376
      Nov-92                  11,194
      Dec-92                  11,312
      Jan-93                  11,464
      Feb-93                  11,736
      Mar-93                  11,888
      Apr-93                  11,987
      May-93                  12,054
      Jun-93                  12,109
      Jul-93                  12,265
      Aug-93                  12,513
      Sep-93                  12,479
      Oct-93                  12,580
      Nov-93                  12,689
      Dec-93                  12,903
      Jan-94                  13,080
      Feb-94                  12,750
      Mar-94                  12,433
      Apr-94                  12,303
      May-94                  12,256
      Jun-94                  12,148
      Jul-94                  12,255
      Aug-94                  12,255
      Sep-94                  12,243
      Oct-94                  12,352
      Nov-94                  12,364
      Dec-94                  12,401
      Jan-95                  12,501
      Feb-95                  12,727
      Mar-95                  12,927
      Apr-95                  13,058
      May-95                  13,236
      Jun-95                  13,240
      Jul-95                  13,370
      Aug-95                  13,444
      Sep-95                  13,583
      Oct-95                  13,722
      Nov-95                  13,890
      Dec-95                  14,038
      Jan-96                  14,109
      Feb-96                  13,990
      Mar-96                  14,021
      Apr-96                  14,105
      May-96                  14,147
      Jun-96                  14,273
      Jul-96                  14,428
      Aug-96                  14,477
      Sep-96                  14,640
      Oct-96                  14,902
      Nov-96                  15,113
      Dec-96                  15,039
      Jan-97                  14,934
      Feb-97                  14,887
      Mar-97                  14,795
      Apr-97                  14,865
      May-97                  15,037
      Jun-97                  15,151
      Jul-97                  15,221
      Aug-97                  15,172
      Sep-97                  15,484
      Oct-97                  15,646
      Nov-97                  15,595
      Dec-97                  15,616
      Jan-98                  15,760
      Feb-98                  15,843
      Mar-98                  15,847
      Apr-98                  15,992
      May-98                  16,058
      Jun-98                  16,062
      Jul-98                  16,177
      Aug-98                  16,385
      Sep-98                  17,025
      Oct-98                  17,135
      Nov-98                  17,116
      Dec-98                  17,293
      Jan-99                  17,306
      Feb-99                  16,924
      Mar-99                  16,938
      Apr-99                  16,951
      May-99                  16,698
      Jun-99                  16,577
      Jul-99                  16,671
      Aug-99                  16,612
      Sep-99                  16,774
      Oct-99                  16,716
      Nov-99                  16,536
      Dec-99                  16,612
      Jan-00                  16,428
      Feb-00                  16,503
      Mar-00                  16,702
      Apr-00                  16,392
      May-00                  16,453
      Jun-00                  16,761
      Jul-00                  16,738
      Aug-00                  16,661
      Sep-00                  16,662
      Oct-00                  16,519



INDEX PLOT POINT CALCULATOR
                            Copy data from Lipper worksheet   Calculator
                            SSB World Government Bond Index
                     Oct-90                              4.46         $10,000
                     Nov-90                              1.66         $10,166
                     Dec-90                              0.99         $10,267
                     Jan-91                              2.50         $10,523
                     Feb-91                              0.03         $10,526
                     Mar-91                             -3.63         $10,144
                     Apr-91                              1.54         $10,301
                     May-91                             -0.13         $10,287
                     Jun-91                             -1.05         $10,179
                     Jul-91                              2.14         $10,397
                     Aug-91                              1.94         $10,599
                     Sep-91                              3.91         $11,013
                     Oct-91                              1.05         $11,129
                     Nov-91                              1.56         $11,302
                     Dec-91                              5.20         $11,890
                     Jan-92                             -1.78         $11,678
                     Feb-92                             -0.56         $11,613
                     Mar-92                             -1.06         $11,490
                     Apr-92                              0.72         $11,573
                     May-92                              3.07         $11,928
                     Jun-92                              2.80         $12,262
                     Jul-92                              2.33         $12,548
                     Aug-92                              2.80         $12,899
                     Sep-92                              1.00         $13,028
                     Oct-92                             -2.72         $12,674
                     Nov-92                             -1.59         $12,472
                     Dec-92                              0.60         $12,547
                     Jan-93                              1.74         $12,765
                     Feb-93                              1.97         $13,017
                     Mar-93                              1.54         $13,217
                     Apr-93                              2.11         $13,496
                     May-93                              1.00         $13,631
                     Jun-93                             -0.21         $13,602
                     Jul-93                              0.30         $13,643
                     Aug-93                              2.99         $14,051
                     Sep-93                              1.19         $14,218
                     Oct-93                             -0.17         $14,194
                     Nov-93                             -0.72         $14,092
                     Dec-93                              0.85         $14,212
                     Jan-94                              0.81         $14,327
                     Feb-94                             -0.65         $14,234
                     Mar-94                             -0.14         $14,214
                     Apr-94                              0.12         $14,231
                     May-94                             -0.88         $14,106
                     Jun-94                              1.44         $14,309
                     Jul-94                              0.80         $14,423
                     Aug-94                             -0.35         $14,373
                     Sep-94                              0.72         $14,476
                     Oct-94                              1.60         $14,708
                     Nov-94                             -1.37         $14,506
                     Dec-94                              0.28         $14,547
                     Jan-95                              2.10         $14,852
                     Feb-95                              2.56         $15,233
                     Mar-95                              5.94         $16,138
                     Apr-95                              1.85         $16,436
                     May-95                              2.81         $16,898
                     Jun-95                              0.59         $16,998
                     Jul-95                              0.24         $17,038
                     Aug-95                             -3.44         $16,452
                     Sep-95                              2.23         $16,819
                     Oct-95                              0.75         $16,945
                     Nov-95                              1.13         $17,137
                     Dec-95                              1.05         $17,317
                     Jan-96                             -1.24         $17,102
                     Feb-96                             -0.51         $17,015
                     Mar-96                             -0.14         $16,991
                     Apr-96                             -0.40         $16,923
                     May-96                              0.02         $16,926
                     Jun-96                              0.79         $17,060
                     Jul-96                              1.92         $17,388
                     Aug-96                              0.39         $17,455
                     Sep-96                              0.41         $17,527
                     Oct-96                              1.87         $17,855
                     Nov-96                              1.32         $18,090
                     Dec-96                             -0.81         $17,944
                     Jan-97                             -2.67         $17,465
                     Feb-97                             -0.75         $17,334
                     Mar-97                             -0.76         $17,202
                     Apr-97                             -0.88         $17,051
                     May-97                              2.72         $17,515
                     Jun-97                              1.19         $17,723
                     Jul-97                             -0.78         $17,585
                     Aug-97                             -0.06         $17,574
                     Sep-97                              2.13         $17,948
                     Oct-97                              2.08         $18,322
                     Nov-97                             -1.53         $18,041
                     Dec-97                             -0.30         $17,987
                     Jan-98                              0.97         $18,162
                     Feb-98                              0.81         $18,309
                     Mar-98                             -0.99         $18,128
                     Apr-98                              1.60         $18,418
                     May-98                              0.23         $18,460
                     Jun-98                              0.15         $18,488
                     Jul-98                              0.13         $18,512
                     Aug-98                              2.72         $19,015
                     Sep-98                              5.32         $20,027
                     Oct-98                              2.96         $20,620
                     Nov-98                             -1.41         $20,329
                     Dec-98                              2.01         $20,738
                     Jan-99                             -0.92         $20,547
                     Feb-99                             -3.21         $19,887
                     Mar-99                              0.25         $19,937
                     Apr-99                             -0.04         $19,929
                     May-99                             -1.68         $19,594
                     Jun-99                             -1.75         $19,251
                     Jul-99                              2.45         $19,723
                     Aug-99                              0.46         $19,814
                     Sep-99                              1.56         $20,123
                     Oct-99                             -0.05         $20,113
                     Nov-99                             -1.05         $19,902
                     Dec-99                             -0.24         $19,854
                     Jan-00                             -2.13         $19,431
                     Feb-00                             -0.72         $19,291
                     Mar-00                              3.10         $19,889
                     Apr-00                             -3.27         $19,239
                     May-00                              0.78         $19,389
                     Jun-00                              2.43         $19,860
                     Jul-00                             -1.69         $19,524
                     Aug-00                             -0.75         $19,378
                     Sep-00                             -0.20         $19,339
                     Oct-00                             -1.27         $19,093




GROWTH OF $10000 GRAPH

             Linked to Column C of Fund worksheet        Linked to Column C of Index worksheet
             PaineWebber Global Income Fund (B)          SSB World Government Bond Index

      Oct-90                                     $10,000                             $10,000
      Nov-90                                     $10,099                             $10,166
      Dec-90                                     $10,176                             $10,267
      Jan-91                                     $10,391                             $10,523
      Feb-91                                     $10,401                             $10,526
      Mar-91                                     $10,045                             $10,144
      Apr-91                                     $10,156                             $10,301
      May-91                                     $10,127                             $10,287
      Jun-91                                      $9,955                             $10,179
      Jul-91                                     $10,179                             $10,397
      Aug-91                                     $10,326                             $10,599
      Sep-91                                     $10,669                             $11,013
      Oct-91                                     $10,739                             $11,129
      Nov-91                                     $10,859                             $11,302
      Dec-91                                     $11,270                             $11,890
      Jan-92                                     $11,096                             $11,678
      Feb-92                                     $11,096                             $11,613
      Mar-92                                     $11,025                             $11,490
      Apr-92                                     $11,117                             $11,573
      May-92                                     $11,366                             $11,928
      Jun-92                                     $11,501                             $12,262
      Jul-92                                     $11,599                             $12,548
      Aug-92                                     $11,651                             $12,899
      Sep-92                                     $11,461                             $13,028
      Oct-92                                     $11,376                             $12,674
      Nov-92                                     $11,194                             $12,472
      Dec-92                                     $11,312                             $12,547
      Jan-93                                     $11,464                             $12,765
      Feb-93                                     $11,736                             $13,017
      Mar-93                                     $11,888                             $13,217
      Apr-93                                     $11,987                             $13,496
      May-93                                     $12,054                             $13,631
      Jun-93                                     $12,109                             $13,602
      Jul-93                                     $12,265                             $13,643
      Aug-93                                     $12,513                             $14,051
      Sep-93                                     $12,479                             $14,218
      Oct-93                                     $12,580                             $14,194
      Nov-93                                     $12,689                             $14,092
      Dec-93                                     $12,903                             $14,212
      Jan-94                                     $13,080                             $14,327
      Feb-94                                     $12,750                             $14,234
      Mar-94                                     $12,433                             $14,214
      Apr-94                                     $12,303                             $14,231
      May-94                                     $12,256                             $14,106
      Jun-94                                     $12,148                             $14,309
      Jul-94                                     $12,255                             $14,423
      Aug-94                                     $12,255                             $14,373
      Sep-94                                     $12,243                             $14,476
      Oct-94                                     $12,352                             $14,708
      Nov-94                                     $12,364                             $14,506
      Dec-94                                     $12,401                             $14,547
      Jan-95                                     $12,501                             $14,852
      Feb-95                                     $12,727                             $15,233
      Mar-95                                     $12,927                             $16,138
      Apr-95                                     $13,058                             $16,436
      May-95                                     $13,236                             $16,898
      Jun-95                                     $13,240                             $16,998
      Jul-95                                     $13,370                             $17,038
      Aug-95                                     $13,444                             $16,452
      Sep-95                                     $13,583                             $16,819
      Oct-95                                     $13,722                             $16,945
      Nov-95                                     $13,890                             $17,137
      Dec-95                                     $14,038                             $17,317
      Jan-96                                     $14,109                             $17,102
      Feb-96                                     $13,990                             $17,015
      Mar-96                                     $14,021                             $16,991
      Apr-96                                     $14,105                             $16,923
      May-96                                     $14,147                             $16,926
      Jun-96                                     $14,273                             $17,060
      Jul-96                                     $14,428                             $17,388
      Aug-96                                     $14,477                             $17,455
      Sep-96                                     $14,640                             $17,527
      Oct-96                                     $14,902                             $17,855
      Nov-96                                     $15,113                             $18,090
      Dec-96                                     $15,039                             $17,944
      Jan-97                                     $14,934                             $17,465
      Feb-97                                     $14,887                             $17,334
      Mar-97                                     $14,795                             $17,202
      Apr-97                                     $14,865                             $17,051
      May-97                                     $15,037                             $17,515
      Jun-97                                     $15,151                             $17,723
      Jul-97                                     $15,221                             $17,585
      Aug-97                                     $15,172                             $17,574
      Sep-97                                     $15,484                             $17,948
      Oct-97                                     $15,646                             $18,322
      Nov-97                                     $15,595                             $18,041
      Dec-97                                     $15,616                             $17,987
      Jan-98                                     $15,760                             $18,162
      Feb-98                                     $15,843                             $18,309
      Mar-98                                     $15,847                             $18,128
      Apr-98                                     $15,992                             $18,418
      May-98                                     $16,058                             $18,460
      Jun-98                                     $16,062                             $18,488
      Jul-98                                     $16,177                             $18,512
      Aug-98                                     $16,385                             $19,015
      Sep-98                                     $17,025                             $20,027
      Oct-98                                     $17,135                             $20,620
      Nov-98                                     $17,116                             $20,329
      Dec-98                                     $17,293                             $20,738
      Jan-99                                     $17,306                             $20,547
      Feb-99                                     $16,924                             $19,887
      Mar-99                                     $16,938                             $19,937
      Apr-99                                     $16,951                             $19,929
      May-99                                     $16,698                             $19,594
      Jun-99                                     $16,577                             $19,251
      Jul-99                                     $16,671                             $19,723
      Aug-99                                     $16,612                             $19,814
      Sep-99                                     $16,774                             $20,123
      Oct-99                                     $16,716                             $20,113
      Nov-99                                     $16,536                             $19,902
      Dec-99                                     $16,612                             $19,854
      Jan-00                                     $16,428                             $19,431
      Feb-00                                     $16,503                             $19,291
      Mar-00                                     $16,702                             $19,889
      Apr-00                                     $16,392                             $19,239
      May-00                                     $16,453                             $19,389
      Jun-00                                     $16,761                             $19,860
      Jul-00                                     $16,738                             $19,524
      Aug-00                                     $16,661                             $19,378
      Sep-00                                     $16,662                             $19,339
      Oct-00                                     $16,519                             $19,093


(sidebar)
The graph depicts the performance of PaineWebber Global Income Fund (Class B) versus the Salomon Smith Barney World Government Bond Index. It is important to note PaineWebber Global Income Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
(end sidebar)

Past performance is no guarantee of future performance. The performance of the other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes. Class B shares converted to Class A shares after six years.


AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 10/31/00
---------------------------------------------------------------------------------------------------------------------------------
                                                                  6 MONTHS       1 YEAR     5 YEARS    10 YEARS  INCEPTION(O)
---------------------------------------------------------------------------------------------------------------------------------
                       Before Deducting            Class A*        0.77%       -1.18%      3.78%          NA       5.46%
                   Maximum Sales Charge            Class B**       0.37        -2.27       2.88          5.15%     7.43
                                                   Class C+        0.53        -1.66       3.29           NA       4.18
                                                   Class Y#        0.96        -0.81       4.13           NA       5.73
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                        After Deducting            Class A*        -3.28       -5.16       2.94           NA       5.01
                   Maximum Sales Charge            Class B**       -4.52       -6.92       2.57          5.15      7.43
                                                   Class C+        -0.20       -2.36       3.29           NA       4.18
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
             Salomon Smith Barney World
    Gov't Bond Index (U.S. $, Unhedged)                            -0.76       -5.08       2.41          6.68      7.00
      Lipper Global Income Funds Median                            -0.21       -2.04       2.91          5.36      6.27
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assume reinvestment of all dividends and capital gains. Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

(o) Inception: since commencement of issuance on July 1, 1991 for Class A shares, March 20, 1987 for Class B shares, July 2, 1992 for Class C shares and August 26, 1991 for Class Y shares. Inception returns for the Index and the Lipper Median are shown as of nearest month-end of oldest share class:
     March 31, 1987.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
# The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

ANNUAL REPORT                                     PAINEWEBBER GLOBAL INCOME FUND

                                                               December 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for the PaineWebber Global Income Fund (the "Fund") for the fiscal year ended October 31, 2000.

(sidebar)
PAINEWEBBER GLOBAL INCOME FUND

INVESTMENT GOALS:
Primarily, high current income consistent with prudent investment risk; secondarily, capital appreciation

SUBADVISORS:
Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. (and affiliates)

COMMENCEMENT:
July 1, 1991 (Class A)
March 20, 1987 (Class B)
July 2, 1992 (Class C)
August 26, 1991 (Class Y)

DIVIDEND PAYMENTS:
Monthly
(end sidebar)


MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     The fiscal year ended October 31, 2000 started with a positive economic backdrop for most of the world's developed economies. As the year progressed, however, higher commodity prices, particularly oil prices, generated a modest increase in inflation. As a result, central banks in many developed countries raised interest rates in an effort to keep inflation from accelerating.

     During the second half of the fiscal year, higher oil prices and interest rates began to take their toll on economic growth in many areas of the world. In the United States, the pace of economic growth slowed significantly. The U.S. unemployment rate rose slightly and consumer spending weakened. Business purchases declined to their lowest level since the emerging market crisis of 1998.

     In many parts of Europe and the United Kingdom, business sentiment indicators declined from the high levels reached earlier in the fiscal year. Nevertheless, they remained above their long-term averages. The economic downturn in Europe was more limited than in the United States. During the period, the euro, much of Europe's single currency, continued to decline against the U.S. dollar and the yen.

     Even though consumer spending continued to be weak, economic data in Japan indicated stronger economic growth. Much of the upturn in economic growth was attributed to increased business investment, especially in the high technology industry. During the period, Japan's central bank reversed its zero interest-rate policy and boosted short-term interest rates by 0.25%.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     During the period, the Fund outperformed its benchmark. Following a difficult year, there were two major investment decisions affecting the Fund's performance. The first was our overweight position in European currencies (including both the euro and non-euro currencies of Sweden and Norway) which underperformed the U.S. dollar and had a negative impact on the relative performance of the Fund. On the positive side, our

PAINEWEBBER GLOBAL INCOME FUND                                     ANNUAL REPORT

substantial underweight position in Japanese bonds, which were among the worst performing bond markets in local currency terms, added value to the portfolio.

     At the end of the fiscal period, the Fund's largest regional allocation was to Europe, including the United Kingdom. European investments accounted for 38.1%* of net assets. In Europe, yield curves flattened as markets continued to factor in expected higher interest rates in response to the weakness of the euro.

     The Fund's second- largest regional allocation was to the United States at 32.7%.* The U.S. portion of the Fund was invested in U.S. Treasury and corporate bonds, areas that performed relatively well. As signs of an economic slowdown became increasingly apparent, yields on intermediate-term bonds declined. In contrast, yields on short-term and long-term bonds rose.

     The Fund's commitment to Japan was 8.8%.* In Japan, yields on short-, intermediate-, and long-term bonds rose as a result of the Bank of Japan's tight monetary policy.

     Rising oil prices and a more favorable U.S. interest rate environment were positive for emerging market debt. Relatively stable U.S. interest rates and higher oil prices generally favor emerging market sovereign credits. Oil exporters such as Mexico and Malaysia benefited from higher export revenues. In contrast, the performance of South Korea's fixed-income securities was weakened by its dependence on energy imports. At 3.1%,* Mexico accounted for the largest allocation to emerging markets. Malaysia followed with a 2.3%* allocation.

OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

     Although the U.S. Federal Reserve Board (the "Fed") took no action on interest rates for several months, it maintained its tightening bias. Going forward, we believe the Fed will lower short-term interest rates, as the pace of economic growth continues to slow.

     We find Europe the most attractive market due to its strong fundamentals and increasing level of corporate restructuring. We therefore hold long duration positions in many of these bond markets including both euro and non-euro markets including Denmark and Norway.

     We also find the Japanese bond market the least attractive and hold a large underweight position versus the benchmark due primarily to the massive amounts of government debt which are needed to pay for the government's efforts to stimulate growth.

* Weightings represent percentages of net assets as of October 31, 2000. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT                                     PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO STATISTICS

CHARACTERISTICS*                                       10/31/00     4/30/00
--------------------------------------------------------------------------------
Net Assets ($mm)                                       $ 253.1    $ 292.4
Weighted Average Maturity                              9.0 yrs    9.2 yrs
--------------------------------------------------------------------------------


ASSET ALLOCATION*                                      10/31/00    4/30/00
--------------------------------------------------------------------------------
Europe                                                    38.1%      40.2%
U.S. Treasurys and Corporates                             32.7       38.5
Japan                                                      8.8         -
Emerging Market Investment Grade                           7.1        6.5
Australia, Canada & New Zealand                            5.3        5.8
Emerging Market Noninvestment Grade                        4.0        5.6
Cash Equivalents                                           2.1        3.4
Other                                                      1.9         -
--------------------------------------------------------------------------------
Total                                                    100.0      100.0


CURRENCY EXPOSURE*                                     10/31/00    4/30/00
--------------------------------------------------------------------------------
U.S. Dollar                                               53.1%      53.9%
Unhedged-Europe                                           28.1       26.9
Unhedged-Australia, Canada, Japan, Korea & New Zealand    13.0        9.2
Hedged                                                     5.8       10.0
--------------------------------------------------------------------------------
Total                                                    100.0      100.0


CREDIT QUALITY*                                        10/31/00   4/30/00
--------------------------------------------------------------------------------
A1/P1                                                      2.0%       6.7%
AAA                                                       50.2       59.5
AA                                                        28.6        9.3
A                                                          8.0       14.0
BBB                                                        7.1        4.9
BB                                                         2.8        3.4
B                                                          1.3        2.2
--------------------------------------------------------------------------------
Total                                                    100.0      100.0


* Weightings represent percentages of net assets as of October 31, 2000. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER GLOBAL INCOME FUND                                   ANNUAL REPORT

PROPOSED MERGER AND NEW FUND MANAGEMENT
--------------------------------------------------------------------------------

     On October 6, 2000, the Fund's board of trustees unanimously approved the submission to shareholders of the merger of the PaineWebber Global Income Fund into the PACE Global Fixed Income Investments. The proposed merger will be submitted to shareholders at a meeting to be held in January 2001. If approved by the Fund's shareholders, the merger is expected to become effective in February 2001.

     On October 6, 2000, the board of trustees for the Fund approved the termination of the then existing Investment Advisory and Administration Contract with Mitchell Hutchins and approved new interim investment management arrangements that became effective on October 10, 2000, including new interim sub-advisory contracts with Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. and its affiliates, which assumed day-to-day portfolio management responsibilities for the Fund effective October 10, 2000.

     More information about the proposed merger for the Fund, and new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated March 1, 2000, and additional information is being provided to shareholders in proxy solicitation materials that were mailed in December 2000.

ANNUAL REPORT                                   PAINEWEBBER GLOBAL INCOME FUND

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Global Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.


Sincerely,

/s/ BRIAN M. STORMS
BRIAN M. STORMS
President and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


Rogge Global Partners plc
Portfolio Management Team, PaineWebber Global Income Fund


Fischer Francis Trees & Watts, Inc. (and affiliates)
Portfolio Management Team, PaineWebber Global Income Fund






This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2000, and reflects views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.


(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER GLOBAL INCOME FUND

PERFORMANCE RESULTS (unaudited)

                             NET ASSET VALUE                        TOTAL RETURN(1)
                   ------------------------------------   ----------------------------------
                                                              12 Months          6 Months
                    10/31/00     04/30/00     10/31/99     Ended 10/31/00     Ended 10/31/00
--------------------------------------------------------------------------------------------
Class A Shares       $9.10        $9.31        $9.76           (1.18)%            0.77%
--------------------------------------------------------------------------------------------
Class B Shares        9.05         9.25         9.72           (2.27)             0.37
--------------------------------------------------------------------------------------------
Class C Shares        9.10         9.31         9.76           (1.66)             0.53
--------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                           NET ASSET VALUE            CAPITAL
                     --------------------------        GAINS          DIVIDENDS    PAID FROM       TOTAL
PERIOD COVERED        BEGINNING      ENDING          DISTRIBUTED        PAID        CAPITAL       RETURN(1)
--------------------------------------------------------------------------------------------------------------
07/01/91 - 12/31/91    $ 10.40       $ 11.05          $ 0.0100        $ 0.4800             -       11.11%
--------------------------------------------------------------------------------------------------------------
1992                     11.05         10.42            0.1644          0.6029             -        1.22
--------------------------------------------------------------------------------------------------------------
1993                     10.42         10.97            0.1445          0.7486             -       14.16
--------------------------------------------------------------------------------------------------------------
1994                     10.97          9.90            0.0009          0.3213       $ 0.3178      (3.89)
--------------------------------------------------------------------------------------------------------------
1995                      9.90         10.44                 -          0.7325             -       13.20
--------------------------------------------------------------------------------------------------------------
1996                     10.44         10.44                 -          0.7113             -        7.13
--------------------------------------------------------------------------------------------------------------
1997                     10.44         10.14                 -          0.5914        0.0899        3.84
--------------------------------------------------------------------------------------------------------------
1998                     10.14         10.58                 -          0.6125        0.0814       10.74
--------------------------------------------------------------------------------------------------------------
1999                     10.58          9.61                 -          0.3892        0.1704       (3.93)
--------------------------------------------------------------------------------------------------------------
01/01/00 - 10/31/00       9.61          9.10                 -          0.0862        0.3720       (0.56)
--------------------------------------------------------------------------------------------------------------
                                           Totals:    $ 0.3198        $ 5.2759      $ 1.0315
--------------------------------------------------------------------------------------------------------------
                                                         CUMULATIVE TOTAL RETURN AS OF 10/31/00:   64.38%
--------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND

PERFORMANCE SUMMARY CLASS B SHARES

                          NET ASSET VALUE           CAPITAL
                     -------------------------       GAINS         DIVIDENDS    PAID FROM       TOTAL
PERIOD COVERED        BEGINNING       ENDING      DISTRIBUTED        PAID        CAPITAL       RETURN(1)
-----------------------------------------------------------------------------------------------------------
03/20/87 - 12/31/87    $ 10.00       $ 10.86       $ 0.1800        $ 0.6647             -       17.58%
-----------------------------------------------------------------------------------------------------------
1988                     10.86         10.64         0.1489          1.3436             -       12.15
-----------------------------------------------------------------------------------------------------------
1989                     10.64         10.25              -          0.9200             -        5.44
-----------------------------------------------------------------------------------------------------------
1990                     10.25         10.87              -          1.1300             -       17.72
-----------------------------------------------------------------------------------------------------------
1991                     10.87         11.05         0.0100          0.7300             -       10.75
-----------------------------------------------------------------------------------------------------------
1992                     11.05         10.41         0.1644          0.5214             -        0.38
-----------------------------------------------------------------------------------------------------------
1993                     10.41         10.96         0.1445          0.6689             -       13.36
-----------------------------------------------------------------------------------------------------------
1994                     10.96          9.87         0.0009          0.2852       $ 0.2810      (4.77)
-----------------------------------------------------------------------------------------------------------
1995                      9.87         10.41              -          0.6538             -       12.39
-----------------------------------------------------------------------------------------------------------
1996                     10.41         10.41              -          0.6336             -        6.34
-----------------------------------------------------------------------------------------------------------
1997                     10.41         10.11              -          0.5240        0.0804        3.06
-----------------------------------------------------------------------------------------------------------
1998                     10.11         10.54              -          0.5249        0.0699        9.73
-----------------------------------------------------------------------------------------------------------
1999                     10.54          9.56              -          0.3276        0.1440       (4.89)
-----------------------------------------------------------------------------------------------------------
01/01/00 - 10/31/00       9.56          9.05              -          0.0714        0.3080       (1.40)
-----------------------------------------------------------------------------------------------------------
                                        Totals: $0.6487            $ 8.9991      $ 0.8833
-----------------------------------------------------------------------------------------------------------
                                                      CUMULATIVE TOTAL RETURN AS OF 10/31/00:   165.71%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES

                             Net Asset Value        Capital
                     -------------------------       Gains          Dividends     Paid from       Total
Period Covered        Beginning       Ending      Distributed         Paid         Capital       Return(1)
----------------------------------------------------------------------------------------------------------
07/02/92 - 12/31/92    $ 10.94       $ 10.42       $ 0.1644        $ 0.3744             -        0.10%
----------------------------------------------------------------------------------------------------------
1993                     10.42         10.97         0.1445          0.6973             -       13.64
----------------------------------------------------------------------------------------------------------
1994                     10.97          9.89         0.0009          0.2978       $ 0.2938      (4.43)
----------------------------------------------------------------------------------------------------------
1995                      9.89         10.42              -          0.6801             -       12.54
----------------------------------------------------------------------------------------------------------
1996                     10.42         10.43              -          0.6592             -        6.70
----------------------------------------------------------------------------------------------------------
1997                     10.43         10.13              -          0.5482        0.0836        3.33
----------------------------------------------------------------------------------------------------------
1998                     10.13         10.58              -          0.5540        0.0736       10.22
----------------------------------------------------------------------------------------------------------
1999                     10.58          9.61              -          0.3545        0.1551       (4.41)
----------------------------------------------------------------------------------------------------------
01/01/00 - 10/31/00       9.61          9.10              -          0.0791        0.3411       (0.96)
----------------------------------------------------------------------------------------------------------
                                        Totals: $0.3098            $ 4.2446      $ 0.6217
----------------------------------------------------------------------------------------------------------
                                                    CUMULATIVE TOTAL RETURN AS OF 10/31/00:   40.75%
----------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends, capital gains and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the year ended October 31, 2000 and since inception, August 26, 1991 through October 31, 2000, Class Y shares had a total return of (0.81)% and 68.86%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND

PERFORMANCE RESULTS (unaudited) (concluded)


AVERAGE ANNUAL TOTAL RETURN

                                          % RETURN WITHOUT DEDUCTING                       % RETURN AFTER DEDUCTING
                                             MAXIMUM SALES CHARGE                            MAXIMUM SALES CHARGE
                                 ---------------------------------------------   ---------------------------------------------
CLASS                                  A*             B**             C***             A*             B**             C***
------------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00        (0.67)%         (1.76)%         (1.16)%         (4.64)%         (6.44)%         (1.86)%
------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/00            4.17            3.24            3.63            3.32            2.92            3.63
------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/00             N/A             5.46            N/A             N/A             5.46             N/A
------------------------------------------------------------------------------------------------------------------------------
Commencement of Operations
 Through 09/30/00+                   5.61            7.55            4.33            5.15            7.55            4.33
------------------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.
*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.
+ Commencement of operations dates are July 1, 1991, March 20, 1987 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the twelve months ended September 30, 2000, for the five years ended September 30, 2000 and since inception August 26, 1991 through September 30, 2000, Class Y shares have an average annual total return of (0.31)%, 4.48% and 5.87%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER GLOBAL INCOME FUND

PORTFOLIO OF INVESTMENTS                             OCTOBER 31, 2000


 PRINCIPAL
  AMOUNT                                                                         MATURITY            INTEREST
  (000)*                                                                           DATES               RATES           VALUE
-----------                                                               ---------------------- ---------------- --------------
LONG-TERM DEBT SECURITIES - 78.01%
AUSTRALIA - 1.73%
US$   4,354         National Australia Bank ...........................         05/19/10          7.434%           $   4,377,956
                                                                                                                   -------------
BRAZIL - 1.27%
US$   1,970         Federal Republic of Brazil ........................         05/15/27         10.125                1,477,500
US$   2,326         Federal Republic of Brazil, DCB ...................         04/15/12          7.689@               1,729,963
                                                                                                                   -------------
                                                                                                                       3,207,463
                                                                                                                   -------------
FRANCE - 2.86%
      8,588         Government of France ..............................   10/25/07 to 04/25/29    5.500                7,249,694
                                                                                                                   -------------
GERMANY - 6.22%
US$   5,750         Deutsche Ausgleichbank ............................         06/23/05          7.000                5,801,911
     12,645         Federal Republic of Germany .......................   02/17/04 to 07/04/09   3.250 to 4.000        9,953,283
                                                                                                                   -------------
                                                                                                                      15,755,194
                                                                                                                   -------------

ITALY - 7.77%
     10,647         Republic of Italy .................................         04/01/04          8.500                9,906,045
US$   9,744         Republic of Italy .................................         05/02/02          6.750                9,772,744
                                                                                                                   -------------
                                                                                                                      19,678,789
                                                                                                                   -------------

JAPAN - 8.79%
  2,430,000         Government of Japan ...............................   06/20/08 to 06/22/20   1.500 to 2.200       22,247,958
                                                                                                                   -------------

KOREA - 0.77%
US$   1,860         Republic of Korea .................................         04/15/08          8.875                1,939,050
                                                                                                                   -------------

MALAYSIA - 2.30%
US$   3,025         Republic of Malaysia ..............................         06/01/09          8.750                3,153,562
US$   3,092         Petroliam Nasional Berhad** .......................         10/15/26          7.625                2,663,449
                                                                                                                   -------------
                                                                                                                       5,817,011
                                                                                                                   -------------

MEXICO - 3.07%
US$   5,015         PEMEX Finance Limited .............................         11/15/03          6.125                4,914,895
US$   2,820         United Mexican States Series B, DISC (1) ..........         12/31/19          7.603@               2,862,300
                                                                                                                   -------------
                                                                                                                       7,777,195
                                                                                                                   -------------

NETHERLANDS - 3.92%
     11,977         Government of Netherlands (2) .....................         01/15/28          5.500                9,913,807
                                                                                                                   -------------

POLAND - 2.18%
     14,975         Republic of Poland ................................         06/12/04         10.000                2,658,856
US$   3,090         Republic of Poland, PDI ...........................         10/27/14          6.000#               2,854,388
                                                                                                                   -------------
                                                                                                                       5,513,244
                                                                                                                   -------------

QATAR - 1.16%
US$   3,060         State of Qatar** ..................................         06/15/30          9.750                2,945,250
                                                                                                                   -------------

SPAIN - 2.73%
      8,275         Government of Spain ...............................         07/30/05          4.950                6,911,327
                                                                                                                   -------------

PAINEWEBBER GLOBAL INCOME FUND

 PRINCIPAL
  AMOUNT                                                              MATURITY             INTEREST
  (000)*                                                                DATES                RATES            VALUE
-------------                                                  ---------------------- ------------------ ---------------
LONG-TERM DEBT SECURITIES - (CONCLUDED)
TRINIDAD & TOBAGO - 1.62%
US$     2,000       Republic of Trinidad & Tobago** .........        10/01/09              9.875%         $  2,080,000
US$     2,000       Republic of Trinidad & Tobago (3) .......        07/01/20              9.750             2,020,000
                                                                                                          ------------
                                                                                                             4,100,000
                                                                                                          ------------
UNITED KINGDOM - 8.60%
       13,935       United Kingdom Gilt .....................  08/27/02 to 12/07/03    6.500 to 10.000      21,761,240
                                                                                                          ------------

UNITED STATES - 23.02%
        2,921       Abbey National Capital Trust ............       06/30/30++             8.963             2,909,807
       14,340       Federal National Mortgage Association ...  01/15/02 to 08/15/02   6.625 to 6.750        14,381,748
        4,145       FMR Corp. ...............................        06/15/29              7.570             3,980,995
        5,815       General Motors Acceptance Corp. .........        11/10/03              5.750             5,597,792
        2,745       HSBC Capital Funding LP** ...............       06/30/30++            10.176             3,040,815
        4,067       Morgan Stanley Dean Witter & Co. ........        06/15/05              7.750             4,151,297
        8,352       U.S. Treasury Bonds (2) .................        11/15/27              6.125             8,538,367
       12,419       U.S. Treasury Inflation Index Notes .....  07/15/02 to 04/15/28        3.625            12,183,058
        3,507       Wells Fargo Co. .........................        09/03/02              6.500             3,492,323
                                                                                                          ------------
Total Long-Term Debt Securities (cost - $213,972,516)........                                               58,276,202
                                                                                                          ------------
SHORT-TERM DEBT SECURITIES - 19.94%                                                                        197,471,380
                                                                                                          ------------
CANADA - 3.61%
       13,850       Government of Canada ....................        09/01/01              7.000             9,146,894
                                                                                                          ------------

GERMANY - 3.08%
        9,180       Federal Republic of Germany .............        02/21/01              5.250             7,790,287
                                                                                                          ------------

HUNGARY - 0.67%
      520,000       Government of Hungary ...................        06/12/01             13.500             1,707,667
                                                                                                          ------------

NETHERLANDS - 2.93%
        8,484       Government of Netherlands ...............        09/15/01              8.750             7,404,993
                                                                                                          ------------

UNITED STATES - 9.65%
        7,050       Clorox Corp. ............................        07/15/01              8.800             7,139,859
        9,500       Federal Home Loan Bank ..................        01/26/01              4.875             9,459,302
          200       U.S. Treasury Bills .....................        03/22/01              6.065+            195,237
        7,656       U.S. Treasury Notes .....................        11/30/00              4.625             7,644,340
                                                                                                          ------------
Total Short-Term Debt Securities (cost - $54,643,350)........                                               24,438,738
                                                                                                          ------------
Total Investments (cost - $268,615,866) - 97.95%.............                                               50,488,579
                                                                                                          ------------
Other assets in excess of liabilities - 2.05% ...............                                              247,959,959
Net Assets - 100.00% ........................................                                                5,176,893
                                                                                                          ------------
                                                                                                          $253,136,852
                                                                                                          ============


PAINEWEBBER GLOBAL INCOME FUND

------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.
*    In local currency unless otherwise indicated.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
#    Reflects rate at October 31, 2000 on step coupon rate instrument.
@ Floating rate securities - the interest rates shown are the current rates as of October 31, 2000.
+    Interest rate shown is discount rate at date of purchase.
++ Maturity date shown is the callable date for perpetual rewriting securities.
(1) Issued with additional 4,168,000 recoverable rights attached maturing on 06/30/03 with no market value.
(2)  Security, or portion thereof, was on loan at October 31, 2000.
(3) Illiquid security representing 0.80% of net assets, which is valued at fair value pursuant to the Fund's procedures under the direction of the Board of Trustees.
DCB  Debt Conversion Bond.
DISC Discount Bond.
PDI  Past Due Interest Bond.


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                   UNREALIZED
                           CONTRACT TO                                            APPRECIATION
                             DELIVER      IN EXCHANGE FOR     MATURITY DATES     (DEPRECIATION)
                          -------------  -----------------  ------------------  ---------------
British Pounds .........    8,185,000    US$  12,150,633        11/29/00          $  269,209
Euro ...................    6,029,000    US$   5,261,508        11/21/00             140,143
Euro ...................    1,069,000    US$     915,599        11/21/00               7,531
Euro ...................    2,713,000    US$   2,323,685        11/21/00              19,113
Euro ...................      534,500    US$     447,377        11/21/00              (6,657)
U.S. Dollars ...........      983,833    EUR   1,069,000        11/21/00             (75,765)
U.S. Dollars ...........    5,548,670    EUR   6,029,000        11/21/00            (427,305)
U.S. Dollars ...........      449,221    EUR     534,500        02/26/01               6,705
U.S. Dollars ...........    1,600,753    JPY 170,000,000        02/26/01             (11,589)
                                                                                  ----------
                                                                                  $  (78,615)
                                                                                  ==========

------------
CURRENCY TYPE ABBREVIATIONS:
EUR - Euro
JPY - Japanese Yen
US$ - United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                   PERCENT OF NET ASSETS
                                                ----------------------------
                                                 Long-term     Short-term
                                                 ---------     ----------
Government and other public issuers ...........    71.00%        17.12%
Bank and other financial institutions..........     5.96             -
Industrial ....................................     1.05          2.82
                                                   ------        ------
                                                   78.01%        19.94%
                                                   =====         =====

FUTURES CONTRACTS
-----------------

 NUMBER OF                                                  IN                               UNREALIZED
 CONTRACTS             CONTRACTS TO RECEIVE            EXCHANGE FOR     EXPIRATION DATE     DEPRECIATION
-----------   -------------------------------------   --------------   -----------------   -------------
     82       U.S. 5 Year Treasury Notes ..........      $82,987         December 2000        $(42,281)
                                                                                              ========

                See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES                         OCTOBER 31, 2000



ASSETS
Investments in securities, at value (cost - $268,615,866) ................................    $ 247,959,959
Investments of cash collateral received for securities loaned, at value (cost -
  $7,105,624) ............................................................................        7,105,624
Cash (included in interest bearing account) ..............................................       23,937,697
Foreign currency (cost - $267,789) .......................................................          273,139
Interest receivable ......................................................................        4,909,654
Receivable for shares of beneficial interest sold ........................................            4,778
Unrealized appreciation on forward foreign currency contracts ............................          442,701
Due from broker ..........................................................................          109,000
Other assets .............................................................................           51,800
                                                                                              -------------
Total assets .............................................................................      284,794,352
                                                                                              -------------

LIABILITIES
Payable for investments purchased ........................................................       22,268,719
Collateral for securities loaned .........................................................        7,105,624
Payable for shares of beneficial interest repurchased ....................................        1,235,017
Unrealized depreciation on forward foreign currency contracts ............................          521,316
Payable to affiliates ....................................................................          227,328
Variation margin payable .................................................................            5,125
Accrued expenses and other liabilities ...................................................          294,371
                                                                                              -------------
Total liabilities ........................................................................       31,657,500
                                                                                              -------------

NET ASSETS
Beneficial interest - $0.001 par value (unlimited amount authorized) .....................      295,151,478
Undistributed net investment income ......................................................           78,615
Accumulated net realized losses from investment transactions .............................      (21,562,578)
Net unrealized depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies ............................................     (20,530,663)
                                                                                              -------------
Net assets ...............................................................................    $ 253,136,852
                                                                                              =============


CLASS A:
Net assets ...............................................................................    $ 226,989,298
                                                                                              -------------
Shares outstanding .......................................................................       24,930,355
                                                                                              -------------
Net asset value and redemption value per share ...........................................            $9.10
                                                                                                      =====
Maximum offering price per share (net asset value plus sales charge of 4.00% of offering
  price) .................................................................................            $9.48
                                                                                                      =====

CLASS B:
Net assets ...............................................................................    $   4,407,875
                                                                                              -------------
Shares outstanding .......................................................................          486,987
                                                                                              -------------
Net asset value and offering price per share .............................................            $9.05
                                                                                                      =====

CLASS C:
Net assets ...............................................................................    $  16,147,851
                                                                                              -------------
Shares outstanding .......................................................................        1,774,368
                                                                                              -------------
Net asset value and offering price per share .............................................            $9.10
                                                                                                      =====

CLASS Y:
Net assets ...............................................................................    $   5,591,828
                                                                                              -------------
Shares outstanding .......................................................................          614,648
                                                                                              -------------
Net asset value, offering price and redemption value per share ...........................            $9.10
                                                                                                      =====



                 See accompanying notes to financial statements

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF OPERATIONS




                                                                                           FOR THE
                                                                                          YEAR ENDED
                                                                                       OCTOBER 31, 2000
                                                                                      -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes - $11,590) ...............................   $  21,654,131
                                                                                        -------------

EXPENSES:

Investment advisory and administration fees .........................................       2,252,885
Service fees - Class A ..............................................................         669,764
Service and distribution fees - Class B .............................................          68,703
Service and distribution fees - Class C .............................................         139,156
Transfer agency and related services fees ...........................................         345,426
Custody and accounting ..............................................................         240,686
Reports and notices to shareholders .................................................         131,021
Professional fees ...................................................................          96,090
State registration fees .............................................................          48,080
Trustees' fees ......................................................................          10,500
Other expenses ......................................................................          11,083
                                                                                        -------------
                                                                                            4,013,394
Less: Fee waiver from adviser .......................................................          (7,793)
                                                                                        -------------
Net expenses ........................................................................       4,005,601
                                                                                        -------------
NET INVESTMENT INCOME ...............................................................      17,648,530
                                                                                        -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
 Investment transactions ............................................................      (4,285,793)
 Foreign currency transactions ......................................................     (11,607,383)
Net change in unrealized appreciation (depreciation) of:
 Investments ........................................................................      (6,407,189)
Other assets, liabilities and forward contracts denominated in foreign currencies....         683,063
                                                                                        -------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES .......................     (21,617,302)
                                                                                        -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................................   $  (3,968,772)
                                                                                        =============


                 See accompanying notes to financial statements
14

PAINEWEBBER GLOBAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               For the Years Ended
                                                                                                   October 31,
                                                                                       -----------------------------------
                                                                                             2000               1999
                                                                                       ----------------   ----------------
FROM OPERATIONS:

Net investment income ..............................................................    $   17,648,530     $   23,096,844
Net realized losses from investments and foreign currency transactions .............       (15,893,176)        (2,087,692)
Net change in unrealized appreciation/depreciation of investments, other assets,
 liabilities and forward contracts denominated in foreign currencies ...............        (5,724,126)       (31,646,405)
                                                                                        --------------     --------------
Net decrease in net assets resulting from operations ...............................        (3,968,772)       (10,637,253)
                                                                                        --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income - Class A ...............................................        (5,186,923)       (11,711,650)
From net investment income - Class B ...............................................          (127,127)          (631,462)
From net investment income - Class C ...............................................          (326,668)          (732,369)
From net investment income - Class Y ...............................................          (150,394)          (342,651)
In excess of net investment income - Class A .......................................                 -         (2,470,298)
In excess of net investment income - Class B .......................................                 -           (119,488)
In excess of net investment income - Class C .......................................                 -           (153,577)
In excess of net investment income - Class Y .......................................                 -            (75,412)
From paid in capital - Class A .....................................................       (10,250,471)        (5,969,172)
From paid in capital - Class B .....................................................          (197,531)          (288,728)
From paid in capital - Class C .....................................................          (654,735)          (371,100)
From paid in capital - Class Y .....................................................          (281,504)          (182,224)
                                                                                        --------------     --------------
Total dividends and distributions to shareholders ..................................       (17,175,353)       (23,048,131)
                                                                                        --------------     --------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...............................................       124,834,634        151,934,535
Cost of shares repurchased .........................................................      (220,032,339)      (255,256,106)
Proceeds from dividends reinvested .................................................        11,399,137         15,238,771
                                                                                        --------------     --------------
Net decrease in net assets from beneficial interest transactions ...................       (83,798,568)       (88,082,800)
                                                                                        --------------     --------------
Net decrease in net assets .........................................................      (104,942,693)      (121,768,184)

NET ASSETS:

Beginning of year ..................................................................       358,079,545        479,847,729
                                                                                        --------------     --------------
End of year ........................................................................    $  253,136,852     $  358,079,545
                                                                                        ==============     ==============






                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Investment Series ("Trust") was organized under Massachusetts law by a Declaration of Trust dated December 22, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Trust currently has one series, PaineWebber Global Income Fund (the "Fund"). The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective.

     Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structure, ongoing service and/or distribution charges, if any, and certain transfer agency and related expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal rights as to voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments-The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Fund, or by the Fund's sub-advisers. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates during such time period occur, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS

     Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

     Foreign Currency Translation-The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities-at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

     Forward Foreign Currency Contracts-The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward currency contracts to enhance income.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS

     Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

     Futures Contracts-Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Fund primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the Fund securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

     Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

     Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

     At October 31, 2000, the Fund had approximately $23,937,697 in an interest bearing account with a single institution, Brown Brothers Harriman, the Fund's custodian.

INVESTMENT  MANAGER AND ADMINISTRATOR, SUB-ADVISORS

     The Trust's board has approved an Interim Investment Management and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment manager and administrator of the Fund. The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers for the management of the Fund's investment portfolio. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment management and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

NOTES TO FINANCIAL STATEMENTS


AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
-------------------------------------------------------   ------------
Up to $500 million ...................................      0.750%
In excess of $500 million up to $1.0 billion .........      0.725
In excess of $1.0 billion up to $1.5 billion .........      0.700
In excess of $1.5 billion up to $2.0 billion .........      0.675
Over $2.0 billion ....................................      0.650


     The Trust's board approved two Interim Sub-Advisory Contracts - one between Mitchell Hutchins and Rogge Global Partners plc and the second between Mitchell Hutchins and Fischer Francis Trees & Watts, Inc. and its affiliates ("FFTW"). Under its Advisory Contract relating to the Fund, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the Fund's assets and to review and monitor the performance of those sub-advisers. Mitchell Hutchins has initially allocated the Fund's assets between Rogge Global Partners and FFTW in approximately equal portions. The relative values allocated to each sub-adviser may change over time. Mitchell Hutchins (not the Fund) pays a fee to the sub-advisers.

     At October 31, 2000, the Fund owed Mitchell Hutchins $163,972 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended October 31, 2000, Mitchell Hutchins waived $7,793.

DISTRIBUTION PLANS

     Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rates of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2000, the Fund owed Mitchell Hutchins $63,191 in service and distribution fees.

     Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended October 31, 2000, it earned $22,693 in sales charges.


SECURITY LENDING

     The Fund may lend securities up to 331|M/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund is compensated for the lending of its securities, which is included in interest income, from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended October 31, 2000, the Fund earned $35,489 as compensation

NOTES TO FINANCIAL STATEMENTS

for lending its securities, and PaineWebber earned $11,832 in compensation as the Fund's lending agent. At October 31, 2000, the Fund owed PaineWebber $165 in compensation.

     At October 31, 2000, the Fund's custodian held cash having an aggregate value of $7,105,624 as collateral for portfolio securities loaned having a market value of $6,582,353.

     As of October 31, 2000, the Fund invested the cash collateral in the following money market funds:

NUMBER OF SHARES                                                                  VALUE
------------------                                                            -------------
  2,151,688        AIM Liquid Assets Portfolio ..............................  $2,151,688
  4,718,589        Mitchell Hutchins Private Money Market Fund LLC ..........   4,718,589
    235,347        Scudder Institutional Fund Incorporated ..................     235,347
                                                                               ----------
Total investments of cash collateral received for securities loaned (cost -
$7,105,624) .................................................................  $7,105,624
                                                                               ==========

BANK LINE OF CREDIT

     The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended October 31, 2000, the Fund did not borrow under the Facility.


TRANSFER AGENCY RELATED SERVICE FEES

     PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for the services by PFPC, Inc., not the Fund. For the year ended October 31, 2000, PaineWebber received from PFPC, Inc., not the Fund, approximately 50% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at October 31, 2000 was substantially the same as the cost of securities for financial statement purposes.
     At October 31, 2000, the components of the net unrealized depreciation of investments were as follows:

  Gross appreciation (investments having an excess of value over cost) .....   $   1,741,015
  Gross depreciation (investments having an excess of cost over value) .....     (22,396,922)
                                                                               -------------
  Net unrealized depreciation of investments ...............................   $ (20,655,907)
                                                                               =============

NOTES TO FINANCIAL STATEMENTS

     For the year ended October 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

  Purchases ........................................       $127,506,019
  Sales ............................................       $169,570,197

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At October 31, 2000, the Fund had a capital loss carryforward of $21,604,858 available as a reduction, to the extent provided in the regulations, of any future net realized capital gains, which expires as follows: $1,494,819 in 2002, $15,753,815 in 2003 and $4,356,224 in 2008. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

     To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended October 31, 2000, undistributed net investment income was decreased by $223,142, accumulated net realized losses from investment transactions were decreased by $11,607,383 and beneficial interest was decreased by $11,384,241. Permanent "book/tax" differences were primarily attributable to the foreign currency gains/losses.

NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

     There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                           CLASS A                            CLASS B
                              ---------------------------------- ---------------------------------
                                   SHARES            AMOUNT           SHARES           AMOUNT
                              ---------------- ----------------- --------------- -----------------
YEAR ENDED
OCTOBER 31, 2000:
Shares sold .................     13,037,484    $  122,457,102          58,652     $     555,348
Shares repurchased ..........    (21,947,659)     (206,592,243)       (277,087)       (2,598,245)
Dividends reinvested ........      1,068,314        10,046,244          21,619           202,840
Shares converted from
 Class B to Class A .........        567,040         5,419,139        (570,344)       (5,419,139)
                                 -----------    --------------        --------     -------------
Net decrease ................     (7,274,821)   $  (68,669,758)       (767,160)    $  (7,259,196)
                                  ==========    ==============        ========     =============
YEAR ENDED
OCTOBER 31, 1999:
Shares sold .................     14,109,640    $  145,289,001          60,221     $     611,036
Shares repurchased ..........    (23,208,621)     (237,511,862)       (612,534)       (6,215,142)
Dividends reinvested ........      1,292,664        13,082,832          61,875           627,737
Shares converted from
 Class B to Class A .........      1,425,279        14,470,718      (1,431,266)      (14,470,718)
                                 -----------    --------------      ----------     -------------
Net increase (decrease) .....     (6,381,038)   $  (64,669,311)     (1,921,704)    $ (19,447,087)
                                  ==========    ==============      ==========     =============



                                         CLASS C                       CLASS Y
                              ----------------------------- -----------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
                              ------------- --------------- ------------- ---------------
YEAR ENDED
OCTOBER 31, 2000:
Shares sold .................      17,204    $    160,809       175,109    $  1,661,375
Shares repurchased ..........    (541,263)     (5,119,097)     (602,680)     (5,722,754)
Dividends reinvested ........      77,404         727,493        44,936         422,560
Shares converted from
 Class B to Class A .........           -               -             -               -
                                 --------    ------------      --------    ------------
Net decrease ................    (446,655)   $ (4,230,795)     (382,635)   $ (3,638,819)
                                 ========    ============      ========    ============

YEAR ENDED
OCTOBER 31, 1999:
Shares sold .................      71,317    $    736,205       514,266    $  5,298,293
Shares repurchased ..........    (650,756)     (6,650,592)     (477,606)     (4,878,510)
Dividends reinvested ........      93,162         943,121        57,930         585,081
Shares converted from
 Class B to Class A .........           -               -             -               -
                                 --------    ------------      --------    ------------
Net increase (decrease) .....    (486,277)   $ (4,971,266)       94,590    $  1,004,864
                                 ========    ============        ======    ============

PROPOSED MERGER

     On October 6, 2000, the board of trustees of the Trust unanimously approved the submission to shareholders of the merger of the Fund into PACE Global Fixed Income Investments, a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). The proposed merger will be submitted to shareholders at a meeting expected to be held in January 2001. If approved by the Fund's shareholders, the merger is expected to become effective in February 2001.

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                                                                              23

PAINEWEBBER GLOBAL INCOME FUND

FINANCIAL HIGHLIGHTS


     Selected data for a share of beneficial interest outstanding throughout each year is presented below:



                                                                                                  CLASS A
                                                                     ---------------------------------------------------------------
                                                                                        FOR THE YEARS ENDED OCTOBER 31,
                                                                     ---------------------------------------------------------------
                                                                        2000+         1999         1998         1997         1996
                                                                     ------------ ------------- ------------ ------------ ----------
Net asset value, beginning of year .................................   $  9.76       $ 10.58      $ 10.27      $ 10.46     $ 10.35
                                                                       -------       -------      -------      -------     --------
Net investment income@ .............................................      0.56          0.57         0.62         0.69        0.72
Net realized and unrealized gains (losses) from investments and
 foreign currency@ .................................................     (0.67)        (0.82)        0.32         (0.19)      0.13
                                                                       -------       -------      -------      -------     -------
Net increase (decrease) from investment transactions ...............     (0.11)        (0.25)        0.94         0.50        0.85
                                                                       -------       -------      -------      -------     -------
Dividends from net investment income ...............................     (0.18)        (0.33)       (0.50)       (0.54)      (0.74)
Distributions in excess of net investment income ...................         -         (0.07)       (0.05)       (0.06)          -
Distributions from paid in capital .................................     (0.37)        (0.17)       (0.08)       (0.09)          -
                                                                       -------       -------      -------      -------     -------
Total dividends and distributions to shareholders ..................     (0.55)        (0.57)       (0.63)       (0.69)      (0.74)
                                                                       -------       -------      -------      -------     -------
Net asset value, end of year .......................................   $  9.10       $  9.76      $ 10.58      $ 10.27     $ 10.46
                                                                       =======       =======      =======      =======     =======
Total investment return(1) .........................................     (1.18)%       (2.44)%       9.51%        4.99%       8.60%
                                                                       =======       =======      =======      =======     =======
Ratios/Supplemental data:
Net assets, end of year (000's) ....................................  $226,989      $314,475     $408,190     $486,718    $549,932
Expenses to average net assets, net of waivers from adviser(2) .....      1.29%         1.19%        1.24%        1.21%       1.27%
Net investment income to average net assets, net of waivers from
 adviser(2) ........................................................      5.92%         5.58%        6.07%        6.66%       6.88%
Portfolio turnover rate ............................................        55%           63%          93%         172%        126%



------------

@    Calculated using the average monthly shares outstanding for the year.
+ Investment advisory functions for this Fund were transferred from Mitchell Hutchins Asset Management Inc. to Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. (and affiliates) on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included.
(2) During the years ended October 31, 2000 and October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER GLOBAL INCOME FUND


                           CLASS B                                                       CLASS C
-------------------------------------------------------------- ------------------------------------------------------------
               FOR THE YEARS ENDED OCTOBER 31,                               FOR THE YEARS ENDED OCTOBER 31,
-------------------------------------------------------------- ------------------------------------------------------------
   2000+         1999        1998        1997         1996        2000+         1999        1998        1997        1996
------------ ----------- ----------- ------------ ------------ ------------ ----------- ----------- ----------- -----------
   $ 9.72      $ 10.54     $ 10.24     $ 10.44      $ 10.31      $  9.76      $ 10.58     $ 10.26     $ 10.45     $ 10.33
   ------      -------     -------     -------      -------      -------      -------     -------     -------     -------
     0.44         0.48        0.51        0.58         0.64         0.51         0.52        0.56        0.63        0.67
    (0.66)       (0.82)       0.33       (0.17)        0.15        (0.67)       (0.82)       0.33       (0.18)       0.14
   ------      -------     -------     -------      -------      -------      -------     -------     -------     -------
    (0.22)       (0.34)       0.84        0.41         0.79        (0.16)       (0.30)       0.89        0.45        0.81
   ------      -------     -------     -------      -------      -------      -------     -------     -------     -------
    (0.14)       (0.28)      (0.43)      (0.48)       (0.66)       (0.16)       (0.30)      (0.46)      (0.50)      (0.69)
        -        (0.06)      (0.04)      (0.05)           -            -        (0.06)      (0.04)      (0.06)          -
    (0.31)       (0.14)      (0.07)      (0.08)           -        (0.34)       (0.16)      (0.07)      (0.08)          -
   ------      -------     -------     -------      -------      -------      -------     -------     -------     -------
    (0.45)       (0.48)      (0.54)      (0.61)       (0.66)       (0.50)       (0.52)      (0.57)      (0.64)      (0.69)
   ------      -------     -------     -------      -------      -------      -------     -------     -------     -------
  $  9.05      $  9.72     $ 10.54     $ 10.24      $ 10.44      $  9.10      $  9.76     $ 10.58     $ 10.26     $ 10.45
  =======      =======     =======     =======      =======      =======      =======     =======     =======     =======
    (2.27)%      (3.29)%      8.53%       4.11%        7.95%       (1.66)%      (2.93)%      9.01%       4.48%       8.12%
  ======       =======     =======     =======      =======      =======      =======     =======     =======     =======

  $ 4,408      $12,187     $33,478    $103,312     $307,577      $16,148      $21,682     $28,633     $36,935     $50,928
     2.20%        2.11%       2.13%       1.99%        1.99%        1.78%        1.69%       1.77%       1.69%       1.73%

     4.92%        4.64%       5.16%       5.83%        6.14%        5.44%        5.08%       5.54%       6.17%       6.40%
       55%          63%         93%        172%         126%          55%          63%         93%        172%        126%

PAINEWEBBER GLOBAL INCOME FUND


      Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                                  CLASS Y
                                                                       ----------------------------------------------------------
                                                                                     FOR THE YEARS ENDED  OCTOBER 31,
                                                                       ----------------------------------------------------------
                                                                        2000+       1999         1998         1997         1996
                                                                       -------    --------      -------     --------     --------
Net asset value, beginning of year ..................................  $  9.76    $  10.58      $ 10.27     $  10.49     $  10.35
                                                                       -------    --------      -------     --------     --------
Net investment income@ ..............................................     0.59        0.60         0.65         0.71         0.75
Net realized and unrealized gains (losses) from investments and
 foreign currency@ ..................................................    (0.67)      (0.82)        0.32        (0.21)        0.17
                                                                       -------    --------      -------     --------     --------
Net increase (decrease) from investment transactions ................    (0.08)      (0.22)        0.97         0.50         0.92
                                                                       -------    --------      -------     --------     --------
Dividends from net investment income ................................    (0.19)      (0.35)       (0.52)       (0.56)       (0.78)
Distributions in excess of net investment income ....................        -       (0.07)       (0.05)       (0.06)           -
Distributions from paid in capital ..................................    (0.39)      (0.18)       (0.09)       (0.10)           -
                                                                       -------    --------      -------     --------     --------
Total dividends and distributions to shareholders ...................    (0.58)      (0.60)       (0.66)       (0.72)       (0.78)
                                                                       -------    --------      -------     --------     --------
Net asset value, end of year ........................................  $  9.10    $   9.76      $ 10.58     $  10.27     $  10.49
                                                                       =======    ========      =======     ========     ========
Total investment return(1) ..........................................    (0.81)%     (2.10)%       9.89%        5.20%        9.25%
                                                                       =======    ========      =======     ========     ========
Ratios/Supplemental data:
Net assets, end of year (000's) .....................................  $ 5,592    $  9,735     $  9,547    $  10,096    $  13,077
Expenses to average net assets, net of waivers from adviser(2) ......     0.92%       0.85%        0.96%        0.94%        0.96%
Net investment income to average net assets, net of waivers from
 adviser(2) .........................................................     6.28%       5.86%        6.35%        6.93%        7.19%
Portfolio turnover rate .............................................       55%         63%          93%         172%         126%


------------
@    Calculated using the average monthly shares outstanding for the year.
+ Investment advisory functions for this Fund were transferred from Mitchell Hutchins Asset Management Inc. to Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. (and affiliates) on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program fees; results would be lower if they were included.
(2) During the years ended October 31, 2000 and October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

PAINEWEBBER GLOBAL INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Trustees of
PaineWebber Investment Series


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Global Income Fund (a series of PaineWebber Investment Series and hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in the notes to the financial statements, on October 6, 2000, the Board of Trustees approved a merger, subject to shareholder approval, whereby the Fund would be merged into the PACE Global Fixed Income Investments.


PricewaterhouseCoopers LLP
New York, NY 10036


December 27, 2000

PAINEWEBBER GLOBAL INCOME FUND

TAX INFORMATION (unaudited)


     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were classified on a per share basis as follows:

                                                    CLASS A        CLASS B        CLASS C        CLASS Y
                                                 ------------   ------------   ------------   ------------
   Ordinary Income ...........................   $ 0.1755       $ 0.1454       $ 0.1604       $ 0.1867
   Distribution from paid in capital .........   $ 0.3720       $ 0.3080       $ 0.3411       $ 0.3953


     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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                                                                              29

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30

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

E. Garrett Bewkes, Jr.         Meyer Feldberg
Chairman
                               George W. Gowen
Margo N. Alexander
                               Frederic V. Malek
Richard Q. Armstrong
                               Carl W. Schafer
Richard R. Burt
                               Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms                Dianne E. O'Donnell
President                      Vice President and Secretary

Amy R. Doberman                Paul H. Schubert
Vice President                 Vice President and Treasurer






INVESTMENT  MANAGER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019-6114



This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS

o High Income Fund

o Investment Grade Income Fund

o Low Duration U.S. Government Income Fund

o Strategic Income Fund

o U.S. Government Income Fund



TAX-FREE BOND FUNDS

o California Tax-Free Income Fund

o Municipal High Income Fund

o National Tax-Free Income Fund

o New York Tax-Free Income Fund


STOCK FUNDS

o Enhanced S&P 500 Fund

o Enhanced Nasdaq-100 Fund

o Financial Services Growth Fund

o Growth Fund

o Growth and Income Fund

o Mid Cap Fund

o Small Cap Fund

o S&P 500 Index Fund

o Strategy Fund

o Tax-Managed Equity Fund


ASSET ALLOCATION FUNDS

o Balanced Fund

o Tactical Allocation Fund


GLOBAL FUNDS

o Asia Pacific Growth Fund

o Emerging Markets Equity Fund

o Global Equity Fund

o Global Income Fund

PAINEWEBBER MONEY MARKET FUND


                                  PAINEWEBBER
                    (Copyright)2000 PaineWebber Incorporated
                              All Rights Reserved.





PAINEWEBBER

---------------------------------------
GLOBAL INCOME FUND





OCTOBER 31, 2000


A  N  N  U  A  L     R  E  P  O  R T